UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2022
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director

On January 12, 2022, William Rauth notified the Board of Directors of AppFolio, Inc. (the “Board”) of his intention to resign from his position as a member of the Board, effective January 13, 2022. In connection with his resignation from the Board, Mr. Rauth also resigned from the Compensation Committee of the Board. The decision by Mr. Rauth to resign was not the result of any disagreement with respect to the operations, policies, or practices of AppFolio, Inc (the “Company”).

Election of New Director

On January 13, 2022, in accordance with the Amended and Restated Bylaws of the Company, the Board elected Alex Wolf to serve on the Board as a Class II director. Mr. Wolf will serve as a member of the Board until the Company’s 2023 annual meeting of stockholders or until his successor is elected and qualified. Mr. Wolf has been appointed to the Compensation Committee of the Board.

Mr. Wolf has been a partner of Investment Group of Santa Barbara (“IGSB”) since 2015. He currently serves on the boards of directors of several privately held technology companies. Prior to joining IGSB, he served in finance and investment roles at The Carlyle Group and Blackstone. He earned a B.A. from Yale University and an M.B.A. from the Stanford Graduate School of Business.

Agreements with New Director

There are no arrangements or understandings between Mr. Wolf and any other persons pursuant to which he was elected to serve on the Board. There are no relationships involving Mr. Wolf that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Wolf will enter into the Company’s standard indemnification agreement in the form previously filed with the Securities and Exchange Commission (the “SEC”), which provides for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Mr. Wolf has elected not to receive compensation for his services on the Board notwithstanding the Company’s Board approved non-employee director compensation policy, as described in the Company's definitive proxy statement on Schedule 14A filed with the SEC on March 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2022	AppFolio, Inc.

By: /s/ Fay Sien Goon
Name: Fay Sien Goon
Title: Chief Financial Officer